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                                                            EXHIBIT 10



                        ARTHUR ANDERSEN LLP


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-41213 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                                   /s/ Arthur Andersen LLP





Hartford, Connecticut
July 2, 1998